SEMI-ANNUAL REPORT

                                                              SEPTEMBER 30, 2000




        [GRAPHIC OF EARTH FROM MOON]



                                                                AUSTIN GLOBAL
                                                                 EQUITY FUND





                                                                    FORUM
                                                                    FUNDS

AUSTIN GLOBAL EQUITY FUND
SEMI-ANNUAL REPORT
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

Two Portland Square                            Shareholder Inquiries
Portland, ME  04101                            Forum Shareholder Services, LLC
800-943-6786                                   P.O. Box 446
                                               Portland, ME  04112
                                               207-879-0001
                                               800-94FORUM

--------------------------------------------------------------------------------


Dear Fellow Shareholder:


We are pleased to report that in the twelve month period ended September 30, 2000, the Austin Global Equity Fund (the "Fund") produced a gain of 32.2%, compared with 8.2% in the MSCI World Index, the Fund's benchmark.1. During the same twelve-month period the S&P 500 Index gained 13.3%. In recent months, however, the Fund's performance has not been as strong relative to its benchmarks. In the six months ended September 30, 2000, the Fund declined 16.0% versus 8.4% for the MSCI World Index and 3.6% for the S&P 500.

With equal pleasure we report that the Fund has maintained its Five Star Overall Morningstar Rating(TM)2, as well as its Morningstar five star rating for the three and five-year periods ended September 30, 2000. These five star designations are a source of considerable pride because they were awarded when compared against 1,175 international equity funds in the three-year category and 730 funds in the five-year category. These rankings take on added meaning given the volatility in worldwide markets in which the Fund invests.

During the reporting period, equity markets on a global basis have been particularly volatile, and we have taken that volatility into account in managing the Fund. As you know, the engine of global economic growth in the recent past has been the technology sector. The Fund continues to maintain a long-term constructive stance on that sector, as well as telecom sector, but a few notable shifts were made during this period. We continue to look for strong global technology franchises for investment opportunities.

Substantial investments were also made within the U.S. pharmaceutical and healthcare sector resulting in an overweight position for the Fund versus the MSCI World Index. We continue to have a positive outlook on the global healthcare industry and seek investment opportunities there. In addition, the Fund's position within the insurance industry versus the MSCI World Index has grown substantially. We have been active in other sectors of the equity markets, finding value within the metals and mining sector and energy sectors, both of which have been raised slightly versus the Fund's benchmark. Notable investments by the Fund include Allianz of Germany and MBIA of the United States, both in the financial services industry, a sector in which we also maintain a favorable outlook at the macro and company level.

The recent turbulence in the euro currency has negatively affected the Fund's performance. The euro began the year at roughly 1.02 versus the US Dollar. At the end of September, the exchange rate was down to 0.88, a decline of almost 14%. In spite of short term uncertainties regarding European economic growth, we believe there are significant structural reforms taking place in many European countries that will potentially lead to strong long term growth in the region. We view the recent weakness and uncertainty in Europe as an opportunity for investment. Specifically, we have been actively investing in the German equity markets, seeking companies that will benefit from such structural reforms. Our country weighting in Germany has therefore been raised versus the MSCI World Index during the period.

Subsequent to the period under review, security markets have continued to be volatile. Most observers attribute the recent market declines to higher interest rates, slower economic growth, higher oil prices and anticipation of lower corporate earnings, especially in the telecommunications service and equipment industries. As explained in previous reports, the Fund has had sizable investments in these areas. Countering these negative macro economic trends (and providing the markets with potential upside) are the continued growth in productivity and the containment of inflation.

                                        1                         FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
SHAREHOLDER LETTER (concluded)
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


An important development in the U.S. market is the mostly favorable reports on aggregate company earnings. Approximately 80% of companies reported earnings for the 3rd quarter (ended September 30, 2000) which met or exceeded Wall Street estimates. Only an approximate 20% missed expectations. For this reason, we do not believe a recession lurks in the near future. We anticipate U.S. GDP growth of 2.5% to 3.5% in 2001, which has the potential to provide an attractive backdrop for the Fund to increase its weightings in U.S. markets. We believe corporate earnings will provide an impetus to higher selected stock prices in 2001.

Thank you all for your support. We remain committed to meeting your global investment needs.

/s/ Peter A. Vlachos

Peter A. Vlachos
President

Austin Investment Management, Inc.






1 The Fund's average annual total returns for the 1-year, 5-year and since inception (12/8/93) periods ending 9/30/00 were 32.19%, 19.69%, and 17.98%, respectively. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance of the Fund. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Fund's return assumes reinvestment of all dividends and capital gain distributions. Investing overseas involves special risks, including the volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

2 Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/00 and are subject to change monthly. Furthermore, these ratings are calculated from the Fund's 3-, 5- and 10-year (if applicable) average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Overall Morningstar rating is based on a weighted average of the Fund's 3-year, 5-year and 10-year (if applicable) risk adjusted performance. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

The MSCI World Index is an unmanaged index representing the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The S&P 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded large capitalization stocks. Index returns do not reflect expenses that have been deducted from the Fund's returns. It is not possible to invest directly in an Index.

The views in this report were those of the Fund manager as of September 30, 2000, and may not reflect the views of the manager on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice.

                                        2                         FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited)
SEPTEMBER 30, 2000


--------------------------------------------------------------------------------------------------------------------


       Shares                            Security Description                          Cost              Value

--------------------    -------------------------------------------------------   ---------------   ----------------

COMMON STOCK (97.1%)
                        AUSTRALIA (1.3%)

              6,000     News Corp. Ltd., ADR                                           $ 181,110          $ 336,375
             10,000     Telstra Corp. Ltd., ADR                                          145,158            162,500
                                                                                  ---------------   ----------------
                                                                                         326,268            498,875
                                                                                  ---------------   ----------------
                        BELGIUM (0.9%)

             17,250     Option International NV *                                        250,126            357,938
                                                                                  ---------------   ----------------

                        BRAZIL (1.5%)

              7,000     Telecomunicacoes Brasileiras SA - Telebras, ADR -
                          Preferred Block                                                614,984            553,875
                468     Tele Norte Leste Participacoes SA, ADR                             7,700             10,706
                800     Tele Sudeste Celular Participacoes SA, ADR                        32,007             16,800
                280     Telesp Celular Participacoes SA, ADR                              10,965              9,223
                                                                                  ---------------   ----------------
                                                                                         665,656            590,604
                                                                                  ---------------   ----------------
                        CANADA (2.0%)

             13,140     Nortel Networks Corp.                                            763,762            782,651
                                                                                  ---------------   ----------------

                        FINLAND (3.8%)

             20,500     F-Secure Oyj *                                                   111,162            134,587
             28,000     Nokia Corp., ADR                                                 296,052          1,114,750
              9,000     Sonera Oyj                                                       538,201            228,724
                                                                                  ---------------   ----------------
                                                                                         945,415          1,478,061
                                                                                  ---------------   ----------------
                        FRANCE (4.4%)

                100     Immobiliere Marseillaise                                         180,868            237,372
             20,000     L'OREAL, ADR                                                     216,812            310,438
              1,500     Simco SA                                                         125,430            100,067
             14,000     STMicroelectronics NV                                            559,272            666,750
                167     Taittinger SA                                                    138,418             88,419
              2,000     Total Fina Elf SA                                                301,835            292,612
                                                                                  ---------------   ----------------
                                                                                       1,522,635          1,695,658
                                                                                  ---------------   ----------------
                        GERMANY (3.1%)

              4,500     Bayerische Hypo- und Vereinsbank AG                              296,040            246,196
              6,000     Commerzbank AG                                                   227,453            177,896
              4,000     RWE AG, ADR                                                      139,337            140,482
              2,000     Schering AG                                                      107,531            129,893
              4,000     Siemens AG                                                       598,037            514,453
                                                                                  ---------------   ----------------
                                                                                       1,368,398          1,208,920
                                                                                  ---------------   ----------------
                        GREECE (0.3%)

             10,000     Panafon Hellenic Telecom SA, GDR *                               163,110             95,717
                                                                                  ---------------   ----------------

                        HONG KONG (0.3%)

             95,832     Hong Kong & China Gas Co. Ltd., ADR                               85,000            119,837
                                                                                  ---------------   ----------------

                        ISRAEL (6.2%)

             13,000     Check Point Software Technologies Ltd. *                         179,562          2,047,500
             25,000     Compugen Ltd. *                                                  250,000            343,750
                                                                                  ---------------   ----------------
                                                                                         429,562          2,391,250
                                                                                  ---------------   ----------------
                        ITALY ( 6.6%)

             20,000     Bulgari SpA                                                      228,091            246,196
            125,000     Finmeccanica SpA *                                               161,733            148,025
             20,000     Mediaset SpA                                                     319,409            297,906
             32,000     Mediolanum SpA                                                   542,884            543,856
              3,000     San Paolo-IMI SpA, ADR                                           109,147             97,687
            150,000     Telecom Italia Mobile SpA                                        185,989          1,212,450
                  7     Telecom Italia SpA                                                    20                 74
                                                                                  ---------------   ----------------
                                                                                       1,547,273          2,546,194
                                                                                  ---------------   ----------------

                                        3                         FORUM FUNDS(R)



AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited) (continued)
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------

       Shares                            Security Description                          Cost              Value

--------------------    -------------------------------------------------------   ---------------   ----------------

COMMON STOCK, CONTINUED

                        JAPAN (14.7%)

             17,000     Furukawa Electric Co., Ltd.                                    $ 288,079          $ 469,600
             50,000     Mitsui Marine & Fire Insurance Co., Ltd.                         223,125            229,965
              3,000     Murata Manufacturing                                             554,294            413,659
              3,500     NEC Corp., ADR                                                   233,400            389,813
              6,000     Nippon Telegraph & Telephone Corp., ADR                          348,485            294,000
              6,000     NTT DoCoMo, Inc., ADR                                            264,560            860,633
             10,000     Sony Corp., ADR                                                  484,560          1,009,375
             10,000     Takara Shuzo Co. Ltd.                                            257,365            204,516
              3,000     Takeda Chemical Industries                                       183,959            198,223
             17,000     Tokyo Broadcasting System, Inc.                                  516,944            684,342
             12,000     Toyota Motor Corp., ADR                                          670,970            942,000
                                                                                  ---------------   ----------------
                                                                                       4,025,741          5,696,126
                                                                                  ---------------   ----------------
                        LUXEMBOURG (1.4%)

              3,500     Societe Europeenne des Satellites, FDR                           592,671            531,219
                                                                                  ---------------   ----------------

                        MALAYSIA (0.2%)

             10,000     Nestle (Malaysia) Berhad                                          66,728             52,632
             15,000     Telekom Malaysia Berhad                                           68,750             39,474
                                                                                  ---------------   ----------------
                                                                                         135,478             92,106
                                                                                  ---------------   ----------------
                        MEXICO (3.6%)

             10,000     Grupo Televisa SA, GDR *                                         496,018            576,875
             15,000     Nuevo Grupo Iusacell, ADR *                                      215,145            178,125
             12,000     Telefonos De Mexico, ADR                                         596,511            638,250
                                                                                   ---------------   ----------------
                                                                                       1,307,674          1,393,250
                                                                                  ---------------   ----------------
                        NETHERLANDS (3.4%)

             10,231     Aegon NV, ADR                                                    119,439            379,826
             10,000     ASM Lithography Holding NV *                                     429,751            323,125
             10,000     Royal Dutch Petroleum Co.                                        508,627            599,375
                                                                                  ---------------   ----------------
                                                                                       1,057,817          1,302,326
                                                                                  ---------------   ----------------
                        POLAND (0.3%)

             25,000     Telekomunikacja Polska SA, GDR                                   120,200            134,025
                                                                                  ---------------   ----------------


                                        4                         FORUM FUNDS(R)



AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited) (continued)
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------

       Shares                            Security Description                          Cost              Value

--------------------    -------------------------------------------------------   ---------------   ----------------

COMMON STOCK, CONTINUED

                        SINGAPORE (0.2%)

             10,000     Singapore Airlines Ltd.                                         $ 95,566           $ 94,812
                                                                                  ---------------   ----------------

                        SOUTH KOREA (1.2%)

              5,000     Korea Telecom Corp., ADR                                         137,800            168,125
             12,000     SK Telecom Co. Ltd., ADR                                         349,456            307,500
                                                                                  ---------------   ----------------
                                                                                         487,256            475,625
                                                                                  ---------------   ----------------
                        SPAIN (0.5%)

             10,000     Telefonica SA *                                                  223,997            198,104
                                                                                  ---------------   ----------------

                        SWITZERLAND (2.0%)

                 35     Bank Fuer Internationalen Zahlungsausgleich                      253,900            314,879
              3,000     Roche Holdings Ltd., ADR                                         185,737            263,821
             25,000     Telelogic AB *                                                   212,451            199,835
                                                                                  ---------------   ----------------
                                                                                         652,088            778,535
                                                                                  ---------------   ----------------
                        TAIWAN (1.3%)

             25,232     Taiwan Semiconductor Manufacturing Co. Ltd., ADR *               767,981            514,102
                                                                                  ---------------   ----------------

                        TURKEY (0.2%)

         10,800,000     Haci Omer Sabanci Holding                                        101,814             87,480
                                                                                  ---------------   ----------------

                        UNITED KINGDOM (3.0%)

              5,000     HSBC Holdings plc, ADR                                           272,550            357,000
              5,000     Granda Media plc *                                                39,174             33,340
             50,000     Nycomed Amersham plc                                             540,000            490,495
              5,000     Rio Tinto plc, ADR                                               210,113            297,500
                                                                                  ---------------   ----------------
                                                                                       1,061,837          1,178,335
                                                                                  ---------------   ----------------
                        UNITED STATES (34.7%)

              3,000     Anadarko Petroleum Corp.                                         176,378            199,380
             30,000     Bank of New York Co., Inc.                                       272,812          1,681,875
              2,000     CIENA Corp. *                                                    112,063            245,625
             32,000     Cisco Systems, Inc.*                                             157,111          1,768,000
              6,150     Corning, Inc.                                                    774,343          1,826,550
              4,000     Corvis Corp. *                                                   144,000            244,188
              9,500     Home Depot, Inc.                                                 405,743            504,094


                                        5                         FORUM FUNDS(R)



AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited) (concluded)
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------

       Shares                            Security Description                          Cost              Value

--------------------    -------------------------------------------------------   ---------------   ----------------

COMMON STOCK, CONTINUED

                        UNITED STATES (continued)

             20,000     Intel Corp.                                                    $ 455,250          $ 832,500
              3,000     International Rectifier Corp. *                                  155,963            151,688
             10,000     Intersil Holding Corp. *                                         250,000            498,750
             10,000     JDS Uniphase Corp. *                                             246,079            946,875
             40,000     Kos Pharmaceuticals, Inc. *                                      234,288            790,000
              8,950     Lucent Technologies, Inc.                                        237,207            273,534
              8,000     MBIA, Inc.                                                       491,980            569,000
              3,000     McDATA Corp. Class B *                                            84,000            368,672
              4,000     Microsoft Corp. *                                                130,330            241,000
              2,000     New Focus, Inc. *                                                 40,000            158,125
              3,000     Next Level Communications, Inc. *                                 60,000            198,375
              6,000     PE Biosystems Group                                              419,320            699,000
             13,000     Schlumberger Ltd.                                                601,956          1,070,062
                500     StorageNetworks, Inc. *                                           13,500             51,094
              6,000     Thermo Electron Corp. *                                          150,796            156,000
                                                                                  ---------------   ----------------
                                                                                       5,613,119         13,474,387
                                                                                  ---------------   ----------------

Total Common Stock                                                                    24,310,444         37,716,137
                                                                                  ---------------   ----------------

FIXED RATE CONVERTIBLE BONDS (1.8%)
     PRINCIPAL
--------------------
                        FRANCE (0.2%)
           $100,000     France Telecom, 4.13%, 11/29/04                                  102,340             90,448
                                                                                  ---------------   ----------------
                        NETHERLANDS (0.5%)
            400,000     Koninklijke Ahold NV, 3.00%, 9/30/03                             216,532            193,614
                                                                                  ---------------   ----------------
                        UNITED KINGDOM (0.3%)
            100,000     Telewest plc, 5.25%, 2/19/07                                     175,370            106,452
                                                                                  ---------------   ----------------
                        UNITED STATES (0.8%)
            300,000     Bell Atlantic Financial, 4.25%, 9/15/05 +                        300,000            324,750
                                                                                  ---------------   ----------------
Total Fixed Rate Convertible Bonds                                                       794,242            715,264
                                                                                  ---------------   ----------------
SHORT-TERM HOLDINGS (1.1%)
       Shares
--------------------
                        Bankers Trust Investment Money Market Fund                       426,435            426,435
                                                                                  ---------------   ----------------
TOTAL INVESTMENTS (100.0%)                                                          $ 25,531,121       $ 38,857,836
                                                                                  ===============   ================


*    Non-income producing security.
+ Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or securities offered pursuant to Section 4 (2) of the 1933 Act. These securities have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.
ADR -American Depository Receipt
FDR -Foreign Depository Receipt
GDR -Global Depository Receipt


See Notes to Financial Statements       6                         FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (unaudited)
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


ASSETS

       Investments (Note 2):
           Investments, at cost                                                       $ 25,531,121
           Net unrealized appreciation                                                  13,326,715
                                                                                 ------------------
       Total investments, at value                                                      38,857,836

       Receivable for Fund shares issued                                                 1,500,000
       Interest, dividends and other receivables                                            55,680
       Prepaid expenses                                                                      5,711
                                                                                 ------------------

Total Assets                                                                            40,419,227
                                                                                 ------------------

LIABILITIES

       Payable for investments purchased                                                    10,965
       Payable to custodian (Note 3)                                                         2,210
       Payable to adviser (Note 3)                                                          49,905
       Payable to administrator (Note 3)                                                     8,318
       Accrued expenses and other liabilities                                               26,556
                                                                                 ------------------
Total Liabilities                                                                           97,954
                                                                                 ------------------

NET ASSETS                                                                            $ 40,321,273
                                                                                 ==================


COMPONENTS OF NET ASSETS
       Paid-in capital                                                                $ 24,751,762
       Distributions in excess of net investment income                                   (106,186)
       Unrealized appreciation of investments and foreign currency transactions         13,323,227
       Accumulated net realized gain                                                     2,352,470
                                                                                 ------------------

NET ASSETS                                                                            $ 40,321,273
                                                                                 ==================

SHARES OF BENEFICIAL INTEREST                                                            1,716,717
                                                                                 ==================

NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE                                                                     $ 23.49
                                                                                 ==================


See Notes to Financial Statements       7                         FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS (unaudited)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


INVESTMENT INCOME
     Dividend income                                               $    306,189
     Interest income                                                     23,026
                                                             ------------------
Total Investment Income                                                 329,215
                                                             ------------------
EXPENSES
     Investment advisory (Note 3)                                       298,802
     Administration (Note 3)                                             49,800
     Transfer agent (Note 3)                                              9,606
     Custody (Note 3)                                                    12,569
     Accounting (Note 3)                                                 24,000
     Audit                                                                8,250
     Legal                                                                2,447
     Trustees                                                               809
     Compliance                                                           4,164
     Pricing                                                              5,432
     Miscellaneous                                                       19,522
                                                             ------------------
Total Expenses                                                          435,401
                                                             ------------------
NET INVESTMENT LOSS                                                   (106,186)
                                                             ------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS
     Net realized loss on investments sold                            (588,676)
     Net realized loss on foreign currency transactions                 (8,439)
     Net change in unrealized depreciation of investments           (6,159,521)
                                                             ------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS                              (6,756,636)
                                                             ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  (6,862,822)
                                                             ==================



See Notes to Financial Statements       8                         FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)

--------------------------------------------------------------------------------


                                                                 Six Months                  Year
                                                                    Ended                    Ended
                                                             September 30, 2000         March 31, 2000
                                                            ----------------------    --------------------
NET ASSETS, Beginning of Period                                   $    42,520,659         $    22,014,143
                                                            ----------------------    --------------------
OPERATIONS
     Net investment loss
                                                                        (106,186)               (320,012)
     Net realized gain (loss) on investments sold
         and foreign currency transactions
                                                                        (597,115)               3,411,520
     Net change in unrealized appreciation (depreciation)
         of investments and foreign currency transactions
                                                                      (6,159,521)              13,558,227
                                                            ----------------------    --------------------
Net Increase (Decrease) in Net Assets Resulting
     from Operations
                                                                      (6,862,822)              16,649,735
                                                            ----------------------    --------------------
CAPITAL SHARE TRANSACTIONS
     Sale of shares
                                                                       14,929,485               7,959,840
     Redemption of shares
                                                                     (10,266,049)             (4,103,059)
                                                            ----------------------    --------------------
Net Increase from Capital Share Transactions
                                                                        4,663,436               3,856,781
                                                            ----------------------    --------------------
Net Increase (Decrease) in Net Assets
                                                                      (2,199,386)              20,506,516
                                                            ----------------------    --------------------
NET ASSETS - End of Period (a)                                    $    40,321,273         $    42,520,659
                                                            ======================    ====================
SHARE TRANSACTIONS
         Sale of shares
                                                                          609,632                 359,722
         Redemption of shares
                                                                        (413,522)               (167,070)
                                                            ----------------------    --------------------
Net Increase in Shares
                                                                          196,110                 192,652
                                                            ======================    ====================
(a) Distributions in excess of net investment income             $      (106,186)             $         -
                                                            ======================    ====================



See Notes to Financial Statements       9                         FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------


Selected per share data and ratios for a share outstanding throughout each period.

                                                                                            Nine
                                          Six Months     Year       Year        Year       Months      Year       Year
                                           Ended        Ended       Ended      Ended       Ended       Ended      Ended
                                         September 30, March 31,   March 31,   March 31,   March 31,  June       June
                                                                                                        30,        30,
                                            2000         2000       1999        1998        1997       1996       1995
                                         -----------   ---------  ----------  ---------   ---------   --------   --------
NET ASSET VALUE, Beginning of Period         $27.96      $16.58      $16.27     $12.84      $13.19     $11.60      $9.80
                                         -----------   ---------  ----------  ---------   ---------   --------   --------
INVESTMENT OPERATIONS
    Net investment income (loss)             (0.06)      (0.21)        0.15     (0.07)      (0.11)     (0.12)       0.04
    Net realized and unrealized gain (loss)
         on investments                      (4.41)       11.59        1.32       4.95        0.86       1.98       1.76
                                         -----------   ---------  ----------  ---------   ---------   --------   --------
Total from Investment Operations             (4.47)       11.38        1.47       4.88        0.75       1.86       1.80
                                         -----------   ---------  ----------  ---------   ---------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income                                            (0.14)
                                                  -           -                      -           -          -          -
    Net realized gain on investments
         and foreign currency
    transactions                                  -           -      (0.90)     (1.45)      (1.10)     (0.27)          -
    Return of capital
                                                  -           -      (0.12)          -           -          -          -
                                         -----------   ---------  ----------  ---------   ---------   --------   --------
Total Distributions to Shareholders
                                                  -           -      (1.16)     (1.45)      (1.10)     (0.27)          -
                                         -----------   ---------  ----------  ---------   ---------   --------   --------
NET ASSET VALUE, End of Period               $23.49      $27.96      $16.58     $16.27      $12.84     $13.19     $11.60
                                         ===========   =========  ==========  =========   =========   ========   ========
TOTAL RETURN                               (15.99%)      68.64%       9.51%     39.88%       5.38%     16.22%     18.37%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's          $40,321     $42,521     $22,014    $15,379     $10,289    $10,326     $8,474
omitted)
Ratios To Average Net Assets:
    Expenses, including reimbursement/
         waiver of fees                       2.19% (a)   2.24%       2.42%      2.50%       2.50% (a)  2.50%      2.50%
    Expenses, excluding reimbursement/
         waiver of fees                       2.19% (a)   2.24%       2.42%      2.69%       3.38% (a)  3.25%      3.19%
    Net investment income (loss), including
         reimbursement/waiver of fees       (0.53)% (a) (1.06%)       0.92%    (0.50%)     (1.09%) (a)(0.98%)    (0.41%)

PORTFOLIO TURNOVER RATE                         20%         49%         51%        57%         45%        94%        35%
--------------------------------------

(a) Annualized.


See Notes to Financial Statements       10                        FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Forum Funds(R) (the "Trust") is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-one investment portfolios. Included in this report is Austin Global Equity Fund (the "Fund"), a diversified series of the Trust. The Fund commenced operations on December 8, 1993. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price or, if no sales price is reported, the mean of the last bid and ask price as provided by independent pricing services. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain or loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

                                        11                        FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets and liabilities and operations of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3. ADVISORY FEES, SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The investment adviser to the Fund is Austin Investment Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.25% of the average daily net assets of the Fund.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives an annual fee of $12,000, plus certain shareholder account fees.

CUSTODIAN - The custodian is Forum Trust, LLC. The Fund pays an annual global custody fee based on average daily net assets of the Fund. The Fund also pays an annual maintenance fee of $3,600 plus certain other transaction fees. These fees are paid monthly.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, plus certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions made by the Fund.

NOTE 4. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, totaled $10,547,747 and $7,924,664, respectively, for the six months ended September 30, 2000.

For federal income tax purposes, the tax basis of investment securities owned as of September 30, 2000, was $25,531,121. The aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation for all securities were $15,338,597 and $2,011,882, respectively.


                                       12                         FORUM FUNDS(R)

FOR MORE INFORMATION                                                       FORUM
                                                                           FUNDS



                                                       AUSTIN GLOBAL EQUITY FUND
INVESTMENT ADVISER
Austin Investment Management, Inc.
375 Park Avenue, Suite 2102
New York, NY 10152-2198



TRANSFER AGENCY
Forum Shareholder Services, LLC
Two Portland Square
Portland, ME 04101


DISTRIBUTOR
FOrum Fund Services, LLC
Two Portland Square
Portland, ME 04101


This report is authorized for disribution only to shareholdrs and to others who have received a copy of the Fund's prospectus.










[LOGO]

FORUM FUNDS
P.0. Box 446
Portland, ME 04112
800-94FORUM
800-943-6786
207-879-0001
www.forumfunds.com